WORLD WASTE
TECHNOLOGIES, INC.

Corporate Presentation

Investor Conference
San Francisco, California
May 2007

Forward-Looking Statements and Disclaimer

Our presentation contains forward-looking statements including statements regarding (i) expectations or estimates of future financial and operating results or events, (ii) industry and market trends and (iii) other market opportunities for World Waste Technologies, Inc. Whether these come to pass is subject to a number of factors and uncertainties beyond our control that could cause actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our filed reports on Form 10-Q and 10-K and our other filings with the Securities and Exchange Commission. The information discusses the state of World Waste's business as of May 30, 2007. World Waste undertakes no obligation to update or correct any information contained herein.

WORLD WASTE
TECHNOLOGIES, INC.

Investment Highlights

Business Model:

Profitably <u>design, build, own and operate</u> facilities that transform residual MSW into ethanol, electricity and pulp

Investment Drivers

1. Large supply of residual MSW with increasing costs for handling and disposal
   - Niche focus on residual waste streams as feedstock (partner with waste hauler)
   - Feedstock is a revenue, not a cost
2. Increasing demand for alternative energy sources
   - Rising awareness of greenhouse gas issues
   - Increasing support for clean technologies
3. Facility in Anaheim, CA performing R&D and has processed limited amounts of residual MSW into cellulose biomass
4. Patented and proprietary technologies for MSW conversion to biomass and ethanol
   - Partnering with gasification equipment providers
5. Management team with the skills and experience required for success
   - Project development and financing
   - Solid waste & waste to energy
   - Alternative energy

WORLD WASTE TECHNOLOGIES, INC.

Market Overview

Technology Platforms

Strategy

Competitive Advantages

WORLD WASTE TECHNOLOGIES, INC.

Market Overview

Large supply of MSW, landfill capacity issues and rapidly increasing demand for renewable energy have created a unique opportunity

MSW Market

- $36 billion market
- 290 million tons per year
- ~60% of market dominated by 5-6 large public companies
- Republic Industries is the third largest waste handler ($2.8bn in revenues) in the U.S. and an existing partner of WDWT

Renewable Energy

- Global momentum for renewable energy
- Less than 15% of U.S. based MSW is used for renewable energy (~90 plants) vs. 30% to 50% in Europe and Asia
- Industry stalled in late 1980's due to low energy costs, limited financing and air quality concerns
- Regulators are increasingly in strong support of tapping the energy stored in MSW

Ethanol

- Ethanol market is currently 6 billion gallons/year (approximately $10 billion in revenue)
- President's State of Union calls for 35 billion gallons/year
- Current corn build out ~12 billion gallons/year, experts suggest 20 billion will come from cellulose
- Corn and natural gas prices high, cellulose conversion may be lower cost option

WORLD WASTE TECHNOLOGIES, INC.

Rising Demand for MSW Conversion

Regulators, municipalities and environmental groups are increasingly embracing conversion technologies for residual MSW

- U.S. lags industrialized world in creating energy from municipal solid waste
  - Western Europe and Asia established technologies for decades, no adverse effects
  - U.S. processes only 29 million tons per year of MSW to energy

- CA Public Utilities Commission, CA Integrated Waste Management Board, and City of LA Plan
  - CPUC requiring 20% of energy to come from renewable sources
  - CIWMB policy goal to address "the other 50%" of MSW currently going to landfill
  - Los Angeles closing largest landfill in the nation

- Other factors drive residual MSW considerations as a fuel source
  - Greenhouse gas degradation from methane generation at landfills (22x more reactive GHG)
  - Environmental costs of coal fired power plants (TXU experience)
  - High energy prices
  - Geopolitical tension over control of hydrocarbon based energy sources

Environmental, economic and national security concerns create underlying demand for WDWT's approach

WORLD WASTE TECHNOLOGIES, INC.

Ethanol Production

MSW is a preferred feedstock for ethanol and renewable electricity

Corn	Municipal Solid Waste

▪ Corn currently trading ~$3.70/bushel
▪ Ethanol diverts corn from food end use
  ▪ Raises prices for food products
▪ Significant logistics infrastructure must be developed
▪ Net neutral, or slightly positive, energy balance
	▪ Raw material input is "free"
	  ▪ Tip fees from $30 to $80 per ton
	▪ Addresses landfill diversion issues and methane production problems
	▪ Located in municipal areas where ethanol is in demand
	  ▪ Collection and processing infrastructure is mature
	▪ Positive energy balance

Billions of dollars are being spent on corn to ethanol, but residual MSW is superior to corn in some dimensions

WORLD WASTE TECHNOLOGIES, INC.

Market Overview

Technology Platforms

Strategy

Competitive Advantages

WORLD WASTE
TECHNOLOGIES, INC.

WDWT Model Designed to Result in 3 Revenue Streams

- MSW feedstock as a revenue stream (not an expense)
- Recycling revenue derived from materials culled from feedstock
- Platforms for multiple end products



Post-Curbside Recycling
Incoming Residual MSW
Tip Fee Revenue
"Front End" Residual MSW Processing
• Aluminum
• Steel
• Plastics
• Glass
Recycling Revenue
"Back End" Product Platforms
Gasification
Hydrolysis
Pulp
Electricity & Ethanol
Ethanol
Wetlap
End Product Revenue

WORLD WASTE TECHNOLOGIES, INC.

Fluid Bed Gasifier Equipment



Flue Gas
Heat Recovery Options
steam production, direct heating, biomass drying
Feedstock Flexibility
wood, energy crops, agricultural residues, municipal solid waste, animal waste
Syngas
Cyclone Separators
Biomass
Fuel Storage
Gasifier
Combustor
Sand
Feed
Sand & Char
Medium-Btu Gas Uses
boilers, gas turbines, natural gas substitute, fuel cells, chemical synthesis
Steam
Air

WORLD WASTE TECHNOLOGIES, INC.

General Layout



Day Bin
Gasifier Cyclone
Combustor Dashpot
Wood Feeder
Gasifier
Combustor Quench
Secondary – Ash Remova Cyclone
Sand Bin
Ash and Sand Cooler
Ash Discharge
Flare
Wood Feed from Bucket Elevator
Combustor Quench
Combustor Cyclone
Scrubber
Sand Bin
Combustor
Combustor Air Compressor
Day Bin
Lock Hopper
Gasifier Dashpot
Feed Bin
Feeder
Gasifier
L-Valve
Gasifier Air Compressor Startup

WDWT Technology Has Numerous Potential Beneficiaries

WDWT Shareholders

- Play in key segment of clean energy industry

Environment

- Decrease hydrocarbon-based power generation
- Reduce greenhouse gases
- Create ethanol from non-grain sources

Waste Haulers

- Reduce costs
- Increase landfill diversion

WORLD WASTE
TECHNOLOGIES, INC.

Communities & Regulators

- Increase recycling rates
- Lengthen landfill life
- Gain renewable energy source

Utilities & Ethanol Distributors

- Increase renewable content in energy production
- Diversify ethanol supply away from corn-based production

Market Overview

Technology Platforms

Strategy

Competitive Advantages

WORLD WASTE TECHNOLOGIES, INC.

WDWT's Projected Three Phase Plan

Phase I

Learn

2004-06

R&D and Preliminary Commercialization

- Develop pulp and autoclave technology
- Build, commission and run plant to collect detailed operating data
- Research alternative energy technologies for processing residual MSW

Phase II

Maximize

2007+

Full Scale Demonstration and Commercialization

- Install demonstration sized gasification unit
- Commission and run unit to collect detailed operating data on ethanol and energy production
- Begin loading pipeline of sites with multiple LOIs
- Begin design and permitting of gasification based plants

Phase III

Expand

2008 +

Replication & Rollout

Build Additional Platforms

- Begin design and permitting of gasification based plants
- Commission first locations and begin operations
- Add additional facilities to pipeline
- Pursue additional technologies and tuck-in acquisitions

WORLD WASTE TECHNOLOGIES, INC.

Utilize Public Company to Accelerate Strategy

WDWT is evaluating technology partners (and potential acquisitions) that have the following characteristics

- Demonstrated technology that augments WDWT strategy
  - Hardware or IP which enables or improves WDWT platform technologies
- Strategy or industry that complements WDWT focus
  - Direct customer or cost sharing opportunities
  - Conversion of low value waste streams to higher value products
- Established and growing revenue of $10m to $50m
  - Positive EBITDA, or a clear path to positive cash flow
- Line of sight to improved financial performance
  - Plan to grow sales and earnings post acquisition or joint venture
- Experienced management team focused on shareholder returns and social/environmental good

WORLD WASTE TECHNOLOGIES, INC.

Market Overview

Technology Platforms

Strategy

Competitive Advantages

WORLD WASTE TECHNOLOGIES, INC.

WDWT Competitive Advantages



Experienced Management Team
Partners
Access to Capital
Intellectual Property
Alternative Fuel Expertise
Anaheim Facility
WORLD WASTE
TECHNOLOGIES, INC.

World Waste Management Team

Management team has the requisite experience and expertise necessary to succeed

- John Pimentel, *Chief Executive Officer/Chairman*: Mr. Pimentel was a co-founder and former board member of Pacific Ethanol (PEIX: NASDAQ). He maintains an affiliation with Cagan McAfee Capital Partners, a firm specializing in portfolio company management, strategy and investment structuring. Prior to his service at World Waste Technologies and Pacific Ethanol, Mr. Pimentel was a consultant at Bain & Company in both their Private Equity Group and General Consulting Practice. Mr. Pimentel's other experience includes serving as the Deputy Secretary for Transportation for the State of California where he oversaw a $4.5 billion budget and 28,000 employees. Mr. Pimentel has a BA from the University of California-Berkley and an MBA from Harvard Business School.

- Dr. Jim Ferris, *President/Director*: Dr. Ferris has over 40 years of experience in the paper business primarily with Weyerhaeuser (WY: NYSE) where he most recently served as the Vice President of Research for the Pulp, Paper, and Packaging Sector. Dr. Ferris has also served as the President/CEO of the Institute of Paper Science and Technology, Atlanta, Georgia. He received a Lifetime Achievement Award for contributions to the paper industry from the Technical Association of the Pulp and Paper Industry and from the Paper Industry Management Association. Dr. Ferris holds a BS in Chemical Engineering from the University of Washington, and an MS and PhD in paper science and engineering from the Institute of Paper Chemistry.
- Matthew Lieb, *Chief Operating Officer*: Prior to joining World Waste Technologies, Mr. Lieb was the founder, Chief Executive Officer and Chairman of Kingsley Management, LLC for nearly ten years. During his tenure at Kingsley Management, Lieb helped raise nearly $63mm in funding in support of a retail rollup, developed partnerships with national retailers and supervised numerous acquisitions and new site developments. Mr. Lieb has also served as an independent consultant and was an Airborne Ranger qualified officer in the U.S. Army. Mr. Lieb holds a BS in Finance from Georgetown University and an MBA from Harvard Business School.
- David Rane, *Chief Financial Officer*: Prior to joining World Waste, Mr. Rane served as the CFO of Callaway Golf Company (ELY: NYSE - $940M revenues) where he successfully ushered the company's growth in the public markets from $240mm in revenue to revenues in excess of $800mm. While at Callaway, Mr. Rane was also responsible for financing the development of a number of manufacturing facilities. In addition to his experience at Callaway, Mr. Rane was the CFO of Surebeam, a spinout from the Titan Corporation (TTN: NYSE), and he has over 15 years of accounting experience gained at PriceWaterhouseCoopers. Mr. Rane is a Certified Public Accountant and has a BS in Accounting from Brigham Young University.

- Dr. Bill Farone, *Senior Scientific Advisor; Member of WDWT Technical Advisory Board*: Dr. Farone has served in a variety of senior scientific positions throughout his career including as the head of Research and Engineering at Lever Brothers and Applied Research Philip Morris USA. More recently, Dr. Farone founded Applied Power Concepts, Inc. a specialty chemical manufacturer and contract laboratory specializing in biochemistry and clean energy new product development. He has over 90 technical publications and US patents. Dr. Farone holds a Ph.D. in Physical Chemistry, M.S. in Chemistry and B.S. in Chemistry from Clarkson University.

WORLD WASTE TECHNOLOGIES, INC.

World Waste Management Team

Management team has the requisite experience and expertise necessary to succeed

Lee Torrens, *Senior Development Advisor; Member of WDWT Technical Advisory Board*: Mr. Torrens has significant project development and engineering expertise including experience as the Executive Vice President of Development at Ogden Martin (now Covanta) during a period in which Ogden Martin built 8 plants worth over $840mm. Mr. Torrens was also one of the founders of an independent power producer (Catalyst Energy) and a co-founder of a medical waste company. He has also served as an advisor and consulting engineer to local governments in a variety of waste to energy projects both independently and as an employee of HDR. Mr. Torrens holds both a BS and MS in civil engineering from the University of Nebraska.

- Mike Fatigati, *Vice President of Engineering*: Mr. Fatigati has over 26 years of project and technology development experience. Most recently, Mr. Fatigati served as the Vice President-Technology at Delta-T, a technology leader in corn-to-ethanol production, where his focus was on technological improvements in areas such as gasification of biomass, conversion of syngas to alcohols and biodiesel. Prior to joining Delta-T, Mr. Fatigati was a Vice President at the privately-held Arkenol, Inc. where he conducted numerous feasibility studies in the fields of cogeneration and biomass-to-ethanol production. His responsibilities also included supervision of pilot scale mixed sugar fermentation research under a CRADA with NREL as well as the transfer of key technology to a licensee in Japan for the development of a two ton per day pilot cellulose-to-ethanol plant. Mr. Fatigati also worked for Babcock & Wilcox company, a leading manufacturer of boilers for the power and industrial sectors, for 15 years as a Process Engineer, Field Service Engineer, Project Manager and Financial Analyst. Mr. Fatigati is a guest lecturer at the University of Southern California's School of Economic Development. Education. Mr. Fatigati has undergraduate degrees in Biology and Chemical Engineering and holds an MBA from Baldwin-Wallace College.

- Tom Beck, *Senior Marketing Advisor*: Mr. Beck is the former Vice President of Marketing at American Ref-Fuel a privately-held $2.0 bn waste-to-energy company that was sold to Covanta Energy in 2005. At American Ref-Fuel, Mr. Beck also ran the Trans-River Marketing subsidiary responsible for managing over 5 million tons of municipal solid waste and recyclables annually in the Northeastern US through contracts, transfer station and collection company assets. Most recently, Mr. Beck has served as a consultant to Covanta (NYSE:CVA) and some private equity firms evaluating investments in the waste, renewable energy and recycling industries. Mr. Beck has a BA from Union College and an MBA from Bentley College.

- Jim Burnham, *Senior Financial Advisor*: Mr. Burnham is the President of JDB Consulting Services, an acquisition and project development consultancy specializing in the solid waste industry. Mr. Burnham's nearly 20 year career in the waste business also includes experience as a Regional Manager for Onyx Waste Services, Inc., a variety of positions at Browning-Ferris Industries including Business Analysis Manager, Marketing Manager and Landfill Market Development Manager. Mr. Burnham holds a BS in Civil and Environmental Engineering from the University of Wisconsin.

WORLD WASTE TECHNOLOGIES, INC.

World Waste Board of Directors

Non-Employee Members of the Board of Directors also bring significant relevant experience to the company

•Ross Patten, Mr. Patten was Chairman and CEO of Synagro (NASDAQ: SYGR), a $325mm revenue company engaged in recycling bio-solids and water & wastewater residuals. Mr. Patten grew revenues at Synagro from $34mm in 1998 to over $375mm through the successful execution of a growth and acquisition strategy. The company was recently sold to the Carlyle Group, and taken private at an enterprise value of $741.5mm. Prior to joining Synagro, Mr. Patten enjoyed a 27-year career at Browning-Ferris Industries, where he last served as Vice President-Corporate Development. He also served as Executive Vice President-Development for Wheelabrator Technologies, a Waste Management, Inc. subsidiary (NYSE: WMI), and Director and Vice President of Business Development at Resource NE, Inc. prior to its acquisition by Waste Management. Mr. Patten was also a founder, principal and Managing Director of Bedford Capital, an investment firm specializing in environmental companies, and of Bedford Management, which provides consulting services to publicly traded waste management and environmental related companies. Mr. Patten also serves on the Board of Directors for Fingerlakes Aquaculture and Environmental Credit Corporation. He also serves as a Partner and Chairman, of Centre Environmental Partners a Private Equity group with focused investments in mid-cap environmental companies.

•Dave Gutacker, *Member of WDWT Technical Advisory Board:* Mr. Gutacker has 35 years of experience as an industrial executive specializing in waste and energy plant construction, operations and management. Currently, he serves as Chief Executive Officer of Gutacker Group, a consulting firm specializing in evaluating and improving waste-to-energy production projects. Previously, he was the President and CEO of Agrifos Fertilizer where he led a highly successful two-year turnaround of that company. Mr. Gutacker also spent 14 years with American Ref-fuel, advancing from its first Plant Manager to President and Chief Operating Officer of their $2 bn waste-to-energy business. Earlier, he served 14 years with Occidental Chemical managing complex engineering and industrial plant operations including a stint as Plant Manager of one of the first waste-to-energy facilities in the U.S. Mr. Gutacker obtained a BS in Industrial Technology from the University of New York at Buffalo and an MBA at Canisius College.

•Sam Cortez, Mr. Cortez is a principal at KCL Development, LLC, where he provides business consulting and financial advisory services, primarily to growth companies and new business ventures. Mr. Cortez spent over twelve years in investment banking, focused primarily in the environmental industry at Lehman Brothers, Donaldson, Lufkin & Jenrette, Alex. Brown & Sons Incorporated and Morgan Stanley International. He completed dozens of capital raising and mergers & acquisitions transactions for environmental companies such as Allied Waste, American Disposal, Casella Waste, Chem-Nuclear Services, Envirofil, ReSource NE, Sanifill, Stericycle, Superior Services, Synagro, United Waste, USA Waste, and Waste Management. Mr. Cortez received an MBA from Harvard Business School and a BS in Chemical Engineering from the University of California-Berkeley.

Working With Leading Industry Players

• Republic Services	• Long-term MSW supply contract
• Weyerhaeuser • Smurfit-Stone Container • Newark Pacific Paper	• Definitive LOIs for pulp off-take
• Fluid bed gasification suppliers and Andritz AG	• Equipment supply
• EPC engineering firms	• Detailed plant design and introductions
• Trellus Management • The Bessemer Trust • First Montauk Securities	• Financial sponsors (over $25 million invested from these groups)
• Applied Power Concepts	• Developing renewable energy products

WORLD WASTE
TECHNOLOGIES, INC.

Investment Highlights

Business Model:

Profitably <u>design, build, own and operate</u> facilities that transform residual MSW into ethanol, electricity and pulp

Investment Drivers

1. Large supply of residual MSW with increasing costs for handling and disposal
   - Niche focus on residual waste streams as feedstock (partner with waste hauler)
   - Feedstock is a revenue, not a cost
2. Increasing demand for alternative energy sources
   - Rising awareness of greenhouse gas issues
   - Increasing support for clean technologies
3. Facility in Anaheim, CA currently processing limited quantities of residual MSW into cellulose biomass
4. Patented and proprietary technologies for MSW conversion to biomass and ethanol
   - Pursuing partnering with gasification equipment providers
5. Management team with the skills and experience required for success
   - Project development and financing
   - Solid waste & waste to energy
   - Alternative energy

WORLD WASTE TECHNOLOGIES, INC.

WORLD WASTE
TECHNOLOGIES, INC.

For additional information contact:

John Pimentel
Mobile:650-269-8933
jpimentel@worldwasteintl.com

David Rane
Office: 858-391-3453
drane@worldwasteintl.com